Exhibit 99.1

Revised Overview of Segments and

Revised Segment Financial Data

Leggett & Platt manufactures thousands of different items. These products are organized into four segments and further divided into 11 groups and 18 business units. Here we share more information about our four segments.

Residential Furnishings Segment

Our Residential Furnishings segment began in 1883 with the manufacture of steel coil bedsprings. Today, we supply a variety of components used by bedding and upholstered furniture manufacturers in the assembly of their finished products. Our range of products offers our customers a single source for many of their component needs.

Efficient manufacturing methods, internal production of key raw materials, and numerous manufacturing and assembly locations allow us to supply many customers with components at a lower cost than they can produce themselves. In addition to cost savings, sourcing components from us allows our customers to focus on designing, merchandising and marketing their products.

Products

Bedding Group

•	Innersprings (sets of steel coils, bound together, that form the core of a mattress)

•	Wire forms for mattress foundations

•	Machines that we use to shape wire into various types of springs

Furniture Group

•	Steel mechanisms and hardware (enabling furniture to recline, tilt, swivel, rock and elevate) for reclining chairs and sleeper sofas

•	Springs and seat suspensions for chairs, sofas and loveseats

•	Steel tubular seat frames

Fabric & Carpet Cushion Group

•	Structural fabrics for mattresses, residential furniture and industrial uses

•	Carpet cushion (made from bonded scrap foam, fiber, rubber and prime foam)

•	Geo components (synthetic fabrics and various other products used in ground stabilization, drainage protection, erosion and weed control, as well as silt fencing)

Customers

•	Manufacturers of finished bedding (mattresses and foundations) and upholstered furniture

•	Retailers and distributors of carpet cushion

•	Contractors, landscapers, road construction companies, and government agencies using geo components

Commercial Products Segment

In our Commercial Products segment, we design, manufacture, and distribute a wide range of components and finished products for the office seating and specialty retail markets. We are a major supplier of fashion beds and adjustable beds, with domestic manufacturing and distribution capability as well as established relationships with global sources.

Products

Work Furniture Group

•	Bases, columns, back rests, casters and frames for office chairs, and control devices that allow chairs to tilt, swivel and elevate

•	Select lines of private label finished furniture

Consumer Products Group

•	Fashion beds and bed frames

•	Adjustable beds

Customers

•	Office, institutional, and commercial furniture manufacturers

•	Mattress manufactures and retailers

Industrial Materials Segment

The quality of our products and service, together with low cost, have made Leggett & Platt the leading U.S. supplier of drawn steel wire. Our Wire group operates a steel rod mill with an annual output of approximately 500,000 tons, of which a substantial majority is used by our own wire mills. We have three wire mills that supply virtually all the wire consumed by our other domestic businesses. Our Steel Tubing business unit also supplies a portion of our internal needs for welded steel tubing. In addition to supporting our internal requirements, we supply many external customers with wire and steel tubing products.

The Steel Tubing business reached held for sale status in the first quarter of 2015, but did not qualify for discontinued operations treatment.

Products

Wire Group

•	Steel rod

•	Drawn wire

•	Steel billets

•	Fabricated wire products

Tubing Group

•	Welded steel tubing

•	Fabricated tube components

Customers

We use about two-thirds of our wire output and roughly 15-20% of our steel tubing output to manufacture our own products. For example, we use our wire and steel tubing to make:

•	Bedding and furniture components

•	Motion furniture mechanisms

•	Automotive seat components.

The Industrial Materials segment also has a diverse group of external customers, including:

•	Bedding and furniture makers

•	Automotive seating manufacturers

•	Mechanical spring makers

•	Waste recyclers and waste removal businesses

Specialized Products Segment

Our Specialized Products segment designs, manufactures and sells products including automotive seating components, specialized machinery and equipment, and service van interiors. Our established design capability and focus on product development have made us a leader in innovation. We also benefit from our broad geographic presence and our internal production of key raw materials and components.

In 2012, we formed the Aerospace Products business unit with the acquisition of Western Pneumatic Tube. Western is a leading provider of integral components for critical aircraft systems. The operations produce thin-walled, large diameter, welded tubing and specialty formed products from titanium, nickel, stainless steel, and other specialty materials for leading aerospace suppliers and OEMs. Through additional acquisitions, we have extended our capability in aerospace tube fabrication, and expanded our product offering to include small diameter, high pressure seamless tubing.

Products

Automotive Group

•	Mechanical and pneumatic lumbar support and massage systems for automotive seating

•	Seat suspension systems

•	Automotive control cables

•	Low voltage motors and actuators

•	Formed metal and wire components for seat frames

Aerospace Products Group

•	Titanium, nickel, and stainless steel tubing for the aerospace industry

Machinery Group

•	Full range of quilting machines for mattress covers

•	Industrial sewing/finishing machines

Commercial Vehicle Products Group

•	Van interiors (the racks, shelving and cabinets installed in service vans)

•	Computer docking stations

Customers

•	Automobile seating manufacturers

•	Aerospace suppliers and OEMs

•	Bedding manufacturers

•	Telecom, cable, home service and delivery companies

Revised Segment Financial Data (Unaudited)1

	Full Year				2012				2013				2014
	2011	2012	2013	2014	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14
Net Trade Sales
Residential Furnishings	1,633.6	1,658.6	1,715.4	1,948.0	430.1	414.7	417.6	396.2	420.2	428.8	437.6	428.8	432.8	474.9	532.4	507.9
Commercial Products	433.5	462.7	454.4	471.6	118.5	113.2	118.1	112.9	115.2	111.5	119.4	108.3	111.4	112.7	123.7	123.8
Industrial Materials	605.1	555.2	523.4	481.4	149.8	149.7	139.1	116.6	141.7	137.4	128.2	116.1	123.2	133.6	121.8	102.8
Specialized Products	631.0	738.0	784.0	881.3	177.1	189.7	188.1	183.1	183.7	201.9	192.4	206.0	208.1	234.9	219.5	218.8

Sum	3,303.2	3,414.5	3,477.2	3,782.3	875.5	867.3	862.9	808.8	860.8	879.6	877.6	859.2	875.5	956.1	997.4	953.3

Sales Growth (Net Trade Sales)
Organic	10.8%	1.1%	0.6%	5.4%	na	na	na	na	(2.3%)	0.8%	0.2%	3.9%	(0.1%)	6.9%	8.6%	6.2%
Acquisition (net)	0.0%	2.3%	1.2%	3.4%	na	na	na	na	0.6%	0.6%	1.5%	2.3%	1.8%	1.8%	5.1%	4.8%
Sum	10.8%	3.4%	1.8%	8.8%	na	na	na	na	(1.7%)	1.4%	1.7%	6.2%	1.7%	8.7%	13.7%	11.0%

Net Total Sales
Residential Furnishings	1,656.4	1,684.1	1,757.1	2,014.5	436.9	421.3	424.0	401.9	426.5	437.1	450.9	442.6	448.4	491.9	549.4	524.8
Commercial Products	452.0	477.1	468.8	515.4	121.9	116.9	122.1	116.2	118.9	114.8	123.4	111.7	116.6	124.3	136.2	138.3
Industrial Materials	847.3	804.6	754.4	741.2	220.4	215.6	197.9	170.7	205.4	198.2	183.5	167.3	180.7	190.2	194.7	175.6
Specialized Products	663.1	769.3	816.6	914.2	185.5	198.1	195.3	190.4	191.6	210.2	200.6	214.2	215.9	242.5	228.4	227.4

Sum	3,618.8	3,735.1	3,796.9	4,185.3	964.7	951.9	939.3	879.2	942.4	960.3	958.4	935.8	961.6	1,048.9	1,108.7	1,066.1

Organic Growth (Net Total Sales)
Residential Furnishings	na	1.4%	4.1%	9.9%	na	na	na	na	(2.5%)	3.6%	6.2%	9.8%	4.9%	12.1%	13.0%	9.3%
Commercial Products	na	5.6%	(1.7%)	9.9%	na	na	na	na	(2.5%)	(1.8%)	1.1%	(3.9%)	(1.9%)	8.3%	10.4%	23.8%
Industrial Materials	na	(5.4%)	(8.4%)	(1.7%)	na	na	na	na	(9.0%)	(10.0%)	(9.8%)	(3.9%)	(12.0%)	(4.0%)	6.1%	5.0%
Specialized Products	na	6.0%	3.2%	8.0%	na	na	na	na	3.3%	5.7%	(1.1%)	5.0%	4.9%	9.0%	11.8%	6.2%

EBIT
Residential Furnishings	120.1	137.0	153.3	139.3	35.1	36.7	34.9	30.3	35.6	38.4	40.3	39.0	46.8	49.6	25.4	17.5
Commercial Products	39.3	32.3	27.8	30.9	8.5	7.2	8.6	8.0	7.2	5.5	8.7	6.4	5.7	7.6	9.5	8.1
Industrial Materials	54.0	57.6	54.8	39.6	13.2	15.4	16.1	12.9	17.4	17.0	13.2	7.2	7.7	9.0	13.6	9.3
Specialized Products	65.7	85.8	34.0	125.4	16.5	25.6	23.6	20.1	18.2	29.7	23.0	(36.9)	27.6	36.4	29.1	32.3
Intersegment Eliminations	(1.3)	(1.1)	8.6	(2.8)	(0.8)	(0.8)	0.4	0.1	(2.2)	(1.1)	10.3	1.6	(1.8)	(0.2)	(1.0)	0.2
LIFO	(12.0)	12.8	(3.9)	(0.9)	(0.7)	1.8	4.0	7.7	2.3	2.0	3.9	(12.1)	(0.2)	(0.2)	(1.2)	0.7

Sum	265.8	324.4	274.6	331.5	71.8	85.9	87.6	79.1	78.5	91.5	99.4	5.2	85.8	102.2	75.4	68.1

EBIT Margin
Residential Furnishings	7.3%	8.1%	8.7%	6.9%	8.0%	8.7%	8.2%	7.5%	8.3%	8.8%	8.9%	8.8%	10.4%	10.1%	4.6%	3.3%
Commercial Products	8.7%	6.8%	5.9%	6.0%	7.0%	6.2%	7.0%	6.9%	6.1%	4.8%	7.1%	5.7%	4.9%	6.1%	7.0%	5.9%
Industrial Materials	6.4%	7.2%	7.3%	5.3%	6.0%	7.1%	8.1%	7.6%	8.5%	8.6%	7.2%	4.3%	4.3%	4.7%	7.0%	5.3%
Specialized Products	9.9%	11.2%	4.2%	13.7%	8.9%	12.9%	12.1%	10.6%	9.5%	14.1%	11.5%	(17.2%)	12.8%	15.0%	12.7%	14.2%
Overall	8.0%	9.5%	7.9%	8.8%	8.2%	9.9%	10.2%	9.8%	9.1%	10.4%	11.3%	0.6%	9.8%	10.7%	7.6%	7.1%

Segment margin = EBIT / Total Sales

Overall margin = EBIT / Trade Sales

[1]	Historical segment data excludes Store Fixtures since that business has been classified as discontinued operations.

na = comparative prior year data is not presented.

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